UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020 (February 27, 2020)

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2020, Ceridian HCM Holding Inc. (the “Company”) entered into a waiver (the “Waiver”) of certain provisions of the voting agreement (the “Voting Agreement”) dated April 30, 2018, between the Company, Cannae Holdings, LLC (“Cannae”), certain funds affiliated with Thomas H. Lee Partners, L.P. (“THL”) and the other parties thereto. Within the Voting Agreement, Cannae and THL together are referred to as the “Sponsor Stockholders,” and Members of the Company’s board of directors (the “Board”) designated by Cannae and/or THL pursuant to the terms of the Voting Agreement are referred to as “Director Designees.”

The Voting Agreement provides that Cannae and THL are each entitled to one Director Designee for so long as Cannae and THL each individually hold at least 10% of the Company’s outstanding voting power.  Following the sale of 6,300,000 shares of common stock of the Company on February 19, 2020 (the “Transaction Date”), THL holds less than 10% of the Company’s outstanding voting power and, accordingly, no longer has the right to a Director Designee. Additionally, because THL no longer has the right to designate a director to the Board pursuant to the Voting Agreement, the Voting Agreement automatically terminated as to THL on the Transaction Date.

Pursuant to the Waiver, (i) the Company and Cannae release THL and (ii) THL releases the Company from their respective obligations and rights pursuant to Section 2.01(g)(ii) of the Voting Agreement, which requires a Director Designee to offer his resignation on the Board in connection with the loss of the related Sponsor Stockholder’s right to designate a director pursuant to the Voting Agreement in connection with the Transaction.  The Waiver also acknowledges and confirms that Cannae is no longer required to vote in favor of a THL designee to the Board.

Therefore, pursuant to the Waiver, Ganesh Rao, the current Director Designee designated by THL pursuant to the Voting Agreement, is not required to resign from the Board. However, the Board determined that Mr. Rao would continue to serve on the Board as an ordinary member.

The Voting Agreement remains in effect as to Cannae and the Company, subject to the terms of the Waiver.

A copy of the Waiver is filed as Exhibit 10.1 to this Current Report on Form 8-K. The above description is qualified in its entirety by reference to such exhibit.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2020 Management Incentive Plan

On February 27, 2020, the Compensation Committee of the Board of the Company recommended, and the Board approved the Company’s 2020 Management Incentive Plan (the “2020 MIP”). The 2020 MIP covers the incentive period of January 1, 2020 through December 31, 2020. The 2020 MIP is designed to drive Company results related to key financial metrics and to provide incentive compensation to active eligible employees who play a key role in the Company accomplishing its objectives.

Receipt of performance based, incentive compensation under the 2020 MIP is based on the Company’s achievement of Cloud revenue and adjusted EBITDA margin financial goals for fiscal year 2020. Target incentive compensation amounts are weighted (i) 50% for the Cloud revenue goal with a maximum payout of 150% and (ii) 50% for the adjusted EBITDA margin goal with a maximum payout of 100%. No payout under the 2020 MIP will be made unless both of the following conditions are met: (1) Cloud revenue must equal or exceed $800 million; and (2) adjusted EBITDA margin must equal or exceed 20.5%.  The maximum total combined incentive component payout may not exceed 125% under the 2020 MIP.  Both the Cloud revenue and adjusted EBITDA margin goals are calculated based on the Company’s operating results, adjusted for foreign currency and interest rate impacts plus other unique impacts as approved by the Compensation Committee or the Board.

A participant’s individual incentive target in the 2020 MIP is based on either (i) a fixed dollar amount or (ii) a percentage of the participant’s annual base salary (“Individual MIP Target”).  Under the 2020 MIP, the Individual MIP Target will be split where 50% of the Individual MIP Target will be in the form of cash and 50% of the Individual MIP Target will be in the form of a performance stock units (“PSU”) granted under the Ceridian HCM Holding Inc. 2018 Equity Incentive Plan (the “2018 EIP”) and pursuant to the terms of the 2018 EIP and the PSU award agreement. A copy of the PSU award agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Any cash payment under the 2020 MIP will be determined using the participant’s base salary as of December 31, 2020. The number of PSUs to be granted to a participant in the 2020 MIP was determined using the participant’s Individual MIP Target in effect on February 28, 2020 (the “PSU Grant Date”). The vesting conditions for the PSU award will be determined based on the Company’s performance against the Cloud revenue and adjusted EBITDA margin goals.  Upon vesting of a PSU, a participant will receive shares of common stock of the Company.

Target incentive compensation levels under the 2020 MIP for the Company’s named executive officers listed in the Company’s proxy statement, dated March 22, 2019, for the Company’s 2019 annual stockholders meeting (the “NEOs”) were as follows:  (i) David D. Ossip, our Chief Executive Officer, is $800,000, or 114% of his current base salary; and (ii) Leagh Turner, President and Chief Operating Officer, is 60% of her base salary.  Paul D. Elliott, our former Chief Operating Officer is not eligible to participate in the 2020 MIP.  Depending upon the Company’s performance against the goals, participants are eligible to earn 100% to 125% of their target incentive compensation amount.

On February 28, 2020 and pursuant to the 2020 MIP, Mr. Ossip was granted 6,884 PSUs and Ms. Turner was granted 3,382 PSUs under the 2018 EIP and pursuant to the terms of the 2018 EIP and the PSU award agreement.

The foregoing summary of 2020 MIP does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2020 MIP, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Waiver Agreement, dated February 27, 2020, by and among Ceridian HCM Holding Inc., Cannae Holdings, LLC and certain funds affiliated with Thomas H. Lee Partners, L.P.

10.2	Form of Performance Stock Unit Award Agreement

10.3	2020 Management Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: March 2, 2020

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